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                                                                    EXHIBIT 10.1

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of June 30, 2003 among ORTHODONTIC CENTERS OF AMERICA, INC., a Delaware corporation (the "Borrower"), certain Domestic Subsidiaries of the Borrower (the "Guarantors"), the Lenders party hereto (the "Lenders") and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Alternative Rate Lender (the "Administrative Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are party to that certain Credit Agreement dated as of January 2, 2003 (as previously amended and modified from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders have agreed to amend certain terms of the Credit Agreement on the terms, and subject to the conditions, set forth below.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

         1. Amendments to Credit Agreement.

         (a) Section 1.1. Subsection (b) of the definition of "Consolidated Fixed Charges" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (b) the aggregate amount of federal, state, local and other income taxes paid in cash by the Credit Parties and their Subsidiaries during such period, plus

         (b) Section 6.24. A new Section 6.24 is hereby added to the Credit Agreement to read as follows:

         SECTION 6.24 TAX SHELTER REGULATIONS.

                  The Borrower does not intend to treat the Loans and/or Letters of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or its interest Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 301.6112-1, and such Lender or Lenders, as applicable, will maintain the lists and other records required by such Treasury Regulation.

         (c) Section 7.1. Subsection (a) of Section 7.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


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                  (a) Quarterly Statements. On or prior to the date that is
         three (3) days after the date the Borrower is required by Law to file a quarterly report on Form 10-Q with the Securities and Exchange Commission and in any event within forty-eight (48) days after the end of each of the first three fiscal quarters of each fiscal year (or, if the 48th day after the fiscal quarter end is not a Business Day, then the next Business Day after such 48th day), unaudited consolidated balance sheets of the Credit Parties and their Subsidiaries as of the end of such fiscal quarter and unaudited consolidated statements of income, cash flows and stockholders' equity for the Credit Parties and their Subsidiaries for the fiscal quarter then ended and for that portion of the fiscal year then ended, in each case setting forth comparative consolidated figures as of the end of and for the corresponding period in the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP (subject to the absence of footnotes required by GAAP and subject to normal year-end adjustments) applied on a basis consistent with that of the preceding quarter or containing disclosure of the effect on the financial condition or results of operations of any change in the application of accounting principles and practices during such quarter; and

         (d) Section 7.2. A new Subsection (i) is hereby added to Section 7.2 of the Credit Agreement to read as follows:

                  (i) Tax Shelter IRS Form. Promptly after the Borrower has notified the Administrative Agent of any intention by the Borrower to treat the Loans and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4), a duly completed copy of IRS Form 8886 or any successor form.

         (e) Section 8.2. Subsection (j) of Section 8.2 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                  (j) Indebtedness consisting of promissory notes made by a Credit Party to Affiliated Practices under incentive programs (the "Incentive Program Indebtedness") in an aggregate amount not to exceed at any time outstanding (i) on or prior to December 31, 2003, $25,000,000 and (ii) on and after January 1, 2004, $15,000,000;

         (f) Section 11.14. The following sentence is hereby added to the end of
Section 11.14 of the Credit Agreement to read as follows:

         Notwithstanding anything herein to the contrary, "Information" shall not include, and the Administrative Agent and each Lender may disclose to any and all Persons, without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans, Letters of Credit and transactions contemplated hereby.

         2. Confirmation. The Administrative Agent and the Lenders hereby agree that no Default or Event of Default has occurred under Section 7.1(a) of the Credit Agreement in connection with the delivery of consolidating balance sheets for the Credit Parties and their Subsidiaries for the fiscal quarter ending March 31, 2003.


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         3. Effectiveness; Conditions Precedent.

         This Amendment shall be and become effective on the date when all of the conditions set forth in this Section 2 shall have been satisfied.

         (a) Execution and Delivery of Amendment. The Administrative Agent shall have received copies of this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

         (b) Amendment Fee. The Administrative Agent shall receive an amendment fee, for the account of each Lender executing this Amendment on or prior to 12:00 Noon, Eastern Time, June 30, 2003, in an amount equal to 0.10% of the sum of (i) such Lender's Pro Rata Share of the Revolving Committed Amount and (ii) such Lender's Pro Rata Share of the then outstanding Term Loans.

         (c) Fees and Expenses. Payment by the Borrower of all reasonable fees and expenses owed by the Borrower to the Lenders and the Administrative Agent including, without limitation, the fees and expenses set forth in that certain Fee Letter dated as of June 23, 2003 and reasonable fees and expenses of Moore & Van Allen PLLC, counsel to the Administrative Agent.

         4. Ratification of Credit Agreement. The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended and modified by this Amendment. Except as herein specifically agreed, the Credit Agreement, as amended by this Amendment, is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Borrower acknowledges and consents to the modifications set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Credit Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Credit Document.

         5. Authority/Enforceability. Each of the parties hereto represents and warrants as follows:

                  (a) It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

                  (b) This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                  (c) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment.

                  (d) The execution and delivery of this Amendment does not (i) violate, contravene or conflict with any provision of its, or its Subsidiaries' organizational documents or (ii) materially violate, contravene or conflict with any Requirement of Law or any other law, regulation, order, writ, judgment, injunction, decree or permit applicable to it or any of its Subsidiaries.

         6. No Default. The Borrower represents and warrants to the Lenders that after giving effect to this Amendment (a) the representations and warranties of the Borrower set forth in Section VI of the

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Credit Agreement are true and correct as of the date hereof and (b) no event has occurred and is continuing which constitutes a Default or an Event of Default.

         7. Release. In consideration of the Lenders entering into this Amendment, the Borrower hereby releases the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act solely in connection with the Credit Documents on or prior to the date hereof.

         8. Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered promptly upon request.

         9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, BUT EXCLUDING ALL OTHER CHOICE OF LAW AND CONFLICTS OF LAW RULES).

                  [remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.

BORROWER:
                                           ORTHODONTIC CENTERS OF AMERICA, INC.,
                                           a Delaware corporation


                                           By:  /s/  Thomas J. Sandeman
                                              ----------------------------------
                                           Name:    Thomas J. Sandeman
                                           Title:   Chief Financial Officer





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GUARANTORS:
                                    ORTHODONTIC CENTERS OF ALABAMA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF ARIZONA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF ARKANSAS, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF CALIFORNIA, INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF CALIFORNIA-VISTA,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF COLORADO, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF CONNECTICUT,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF FLORIDA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF GEORGIA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF HAWAII, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF IDAHO, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF ILLINOIS, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF INDIANA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF IOWA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF KANSAS, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF KENTUCKY, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF LOUISIANA, INC.,
                                    a Delaware corporation

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                                    ORTHODONTIC CENTERS OF MAINE, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF MARYLAND, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF MASSACHUSETTS,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF MICHIGAN, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF MINNESOTA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF MISSISSIPPI, INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF MISSOURI, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF NEBRASKA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF NEVADA, INC.,
                                    a Nevada corporation

                                    ORTHODONTIC CENTERS OF NEW HAMPSHIRE,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF NEW JERSEY, INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF NEW MEXICO,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF NEW YORK, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF NORTH
                                    CAROLINA, INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF NORTH DAKOTA,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF OHIO, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF OKLAHOMA, INC.,
                                    a Delaware corporation



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                                    ORTHODONTIC CENTERS OF OREGON, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF PENNSYLVANIA,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF PUERTO RICO,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF RHODE ISLAND,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF SOUTH
                                    CAROLINA, INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF TENNESSEE, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF TEXAS, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF UTAH, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF VIRGINIA, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF WASHINGTON,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF WASHINGTON
                                    D.C., INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF WEST VIRGINIA,
                                    INC., a Delaware corporation

                                    ORTHODONTIC CENTERS OF WISCONSIN, INC.,
                                    a Delaware corporation

                                    ORTHODONTIC CENTERS OF WYOMING, INC.,
                                    a Delaware corporation

                                    OCA MERGERCO, INC.,
                                    a Delaware corporation

                                    ORTHALLIANCE, INC.,
                                    a Delaware corporation

                                    ORTHALLIANCE FINANCE, INC.,
                                    a Delaware corporation



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                                    ORTHALLIANCE PROPERTIES, INC.,
                                    a California corporation

                                    ORTHALLIANCE SERVICES, INC.,
                                    a California corporation

                                    ORTHALLIANCE HOLDINGS, INC.,
                                    a Texas corporation

                                    ORTHALLIANCE NEW IMAGE, INC.,
                                    a Delaware corporation

                                    PEDOALLIANCE, INC.,
                                    a Delaware corporation

                                    PEDOALLIANCE PROPERTIES, INC.,
                                    a California corporation


                                    By:  /s/  Thomas J. Sandeman
                                       -----------------------------------------
                                    Name:  Thomas J. Sandeman
                                    Title: Chief Financial Officer
                                           of each of the foregoing Guarantors





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ADMINISTRATIVE AGENT:
                                       BANK OF AMERICA, N.A.,
                                       in its capacity as Administrative Agent


                                       By:  /s/  Kevin L. Ahart
                                          --------------------------------------
                                       Name:    Kevin L. Ahart
                                       Title:   Assistant Vice President



LENDERS:
                                       BANK OF AMERICA, N.A.,
                                       in its capacity as a Lender


                                       By:  /s/  James W. Ford
                                          --------------------------------------
                                       Name:    James W. Ford
                                       Title:   Managing Director




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                                       BANK ONE, NA,
                                       in its capacity as a Lender


                                       By:  /s/  Steven Nance
                                          --------------------------------------
                                       Name:    Steven Nance
                                       Title:   Vice President




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                                       U.S. BANK, NATIONAL ASSOCIATION,
                                       in its capacity as a Lender


                                       By:  /s/  S. W. Choppin
                                          --------------------------------------
                                       Name:    S. W. Choppin
                                       Title:   Senior Vice President





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                                       LASALLE BANK NATIONAL ASSOCIATION,


                                       By:  /s/  Kristen L. Schmitt
                                          --------------------------------------
                                       Name:    Kristen L. Schmitt
                                       Title:   Officer





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                                       HIBERNIA NATIONAL BANK


                                       By:  /s/  Katharine G. Kay
                                          --------------------------------------
                                       Name:    Katharine G. Kay
                                       Title:   Vice President





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                                       WHITNEY NATIONAL BANK


                                       By: /s/ Michael Jesse Shannon
                                          --------------------------------------
                                       Name:    Michael Jesse Shannon
                                       Title:   Senior Vice President


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